ASSET PURCHASE AND SALE AND ROYALTY AGREEMENT THIS AGREEMENT is made as of December 17, 2001.

BETWEEN :

SEABRIDGE RESOURCES INC.,

a corporation subject to the laws of the Province of British Columbia (hereinafter referred to as "Seabridge");

SEABRIDGE GOLD CORPORATION,

a Nevada corporation wholly owned by Seabridge (hereinafter referred to as "Purchaser");

And

QUARTZ MOUNTAIN RESOURCES LTD.,

a corporation subject to the laws of the Province of British Columbia (hereinafter referred to as "Quartz Mountain");

WAVECREST RESOURCES INC.,

a Delaware corporation wholly owned by Quartz Mountain (hereinafter referred to as "Vendor");

WHEREAS:

A.

The Vendor is the legal owner of the Property; and

B.

The Vendor has agreed to sell and the Purchaser has agreed to purchase the Property  on the terms and conditions set out in this Agreement.

IN CONSIDERATION of the premises and the mutual covenants in this Agreement and of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each Party), the Parties agree as follows:

1.

INTERPRETATION

1.1

Definitions - In this Agreement, unless there is something in the subject matter or context inconsistent therewith or unless specifically otherwise provided, the following terms shall have the following meanings:

(a)

Affiliate shall have the meaning ascribed to such term in the Canadian Business Corporations Act (Canada) as amended to the date hereof;

(b)

Agreement means this asset purchase and sale and royalty agreement and all attached schedules, as supplemented, amended, restated or replaced from time to time;

(c)

(a)

Approvals means all approvals of any Governmental or Regulatory Authority and any third party required to effectively complete the transactions contemplated by this Agreement;

(b)

Business Day means any calendar day other than .a Saturday or Sunday or any day that is a statutory or civic holiday in Vancouver, British Columbia;

(e)

Closing means the completion of the sale to and the purchase by Purchaser of the Purchased Assets and the completion of any other transactions contemplated by this Agreement that are to occur contemporaneously with the purchase and sale of the Purchased Assets;

(f)

Closing Date means the date which is five business days after the receipt of the approval of the Canadian Venture Exchange to the transaction contemplated herein or such other date as may be agreed in writing by the parties;

(a)

Closing Document means any document delivered at the Closing Time, which shall include instruments of conveyance and such other documents as the Parties may reasonably deem to be necessary or advisable;

(b)

Closing Time means 4:00 p.m. on the Closing Date or such other time on that date as the Parties agree in writing that the Closing shall take place;

(i)

Common Shares means Common shares without par value in the capital of Seabridge;

(a)

NSR Royalty means the net smelter returns royalty payable to Quartz Mountain as provided in Part 4 hereof and Schedule "A" hereto;

(b)

Property means the mining claims listed in Schedule "B" to this Agreement;

(1)

Property Records means all title documents, metallurgical testing and studies, prospecting and drilling records, asset maintenance records, feasibility studies, projections and all other documents, files, records and other data and information relating solely or primarily to the Property, including all such records stored on computer-based media, but excluding all Strategic Information;

(m)

Purchaser Parties means the Purchaser, Seabridge and its Affiliates;

(n)

Purchase Price means the purchase price to be paid by the Purchaser to the Vendor for the Property as provided in Section 3.1;

(o)

Seabridge Shares means the 300,000 Common Shares to be delivered to the Vendor at the Closing as provided in Section 3.1(a);

(p)

Seabridge Warrants means the 200,000 Common Share purchase warrants entitling the Vendor to purchase a total of 200,000 Common Shares exercisable at $0.90 per share for a period of two years from the date of issuance to be delivered to the Vendor at the Closing as provided :n Section 3.1(b);

(q)

Seabridge Warrant Certificate .means a warrant certificate for the Seabridge Warrants in the farm attached as Schedule "C" hereto;

(r)

Vendor Parties means the Vendor, Quartz Mountain and its Affiliates

1.2

Interpretation - For the purposes of this Agreement (including Section 1.1), except as otherwise expressly provided:

(a)

Schedules and Ancillary Documents - "this Agreement" means this Agreement, including the Schedules hereto, and any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may from time to time be supplemented or amended and in effect;

(b)

Section - all references in this Agreement to a designated "Part". "Section", "Paragraph" or other subdivision or to a Schedule are references to the designated Part, Section, Paragraph or other subdivision of, or Schedule to, this Agreement;

(c)

Whole Agreement - the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Part, Section, Paragraph or other Subdivision or Schedule unless the context or subject  matter otherwise requires;

(d)

Headings - the insertion of headings is for convenience of reference only and is not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(e)

Number and Gender – the singular of any term includes the plural, and vice versa, and use of any term is generally applicable to either gender and where applicable, a body corporate, firm or other entity;

(f)

Currency - unless otherwise indicated, all references in this Agreement to dollars are to Canadian dollars;

(a)

Business Days - in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is a Saturday, Sunday or a general civic holiday in British Columbia, such action shall be required to be taken on the next succeeding day which is not a Saturday, Sunday or civic holiday in British Columbia;

(b)

Statutes - all references to statues include any regulations or rules made pursuant thereto;

(c)

Non-Limiting - the word "including" is not limiting whether or not non-language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto and no covenant, agreement, acknowledgment or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement shall limit or otherwise restrict the meaning, generality or interpretation of any other covenant, agreement, acknowledgement

(d)

or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement unless expressly stated;

(j)

Best of Knowledge (Vendor Parties) - the phrase "to the best knowledge of the Vendor Parties" means to the best knowledge, information and belief of those officers and senior management employees presently employed by the Vendor Parties in carrying out operations with respect to the Property, having made relevant inquiries;

(k)

Best of Knowledge (Purchaser Parties) - the phrase "to the best knowledge of the Purchaser Parties" means to the best knowledge, information and belief of those officers and senior management employees presently employed by the Purchaser Parties, having made relevant inquiries.

1.3

Schedules - The following schedules are incorporated into and form part of this
Agreement:

Schedule “A”	-	Net Smelter Returns Royalty
Schedule "B"	-	The Property
Schedule "C"	-	Seabridge Warrant Certificate
Schedule "D"	-	Specials Warranty Deed

2.

PURCHASE AND SALE OF PROPERTY

2.1

Purchase and Sale - Inconsideration of the Purchase Price and the other covenants of the Purchaser set forth in this Agreement, and subject to the conditions herein set forth, on the Closing Date the Vendor shall sell, assign and transfer to the Purchaser all right, title and interest of the Vendor in and to the Property by delivering an executed Special Warranty Deed in the form attached hereto as Schedule "D", and the Purchaser shall purchase from the Vendor all right, title and interest of the Vendor in and to the Property.

3.

PURCHASE PRICE

3.1

Purchase Price - The purchase price (the "Purchase Price") payable by the Purchaser
Parties to the Vendor Parties for the Property shall be:

(a)

300.000 Common Shares (the "Seabridge Shares"), to be issued and delivered by Seabridge to Quartz Mountain at the Closing:

(b)

200.000 Common Share purchase warrants entitling Quartz Mountain to purchase a total of 200.000 Common Shares at $0.90 per share for a period of two years from the date of issuance the "Seabridge Warrants"), to be issued and delivered by Seabridge to Quartz Mountain at the Closing; and

(c)

At the Closing, a check payable to Quartz Mountain in the amount of
U. S.$100.000.

1.

 NET SMELTER RETURNS ROYALTY - The Purchaser shall pay to the Vendor a I% net smelter return royalty (the "NSR Royalty") from all ore mined from the Property, all as more particularly set forth in Schedule "A" hereto.

2.

NO AREA OF INTEREST - There shall be no area of interest associated with this Agreement or the NSR Royalty other than the land described in Exhibit B. The Purchaser Parties shall be free to acquire lands and interests in land and to locate mining claims immediately surrounding the Property without any further obligation to the Vendor Parties.

3.

REPRESENTATIONS AND WARRANTIES OF VENDOR AND QUARTZ MOUNTAIN

 6.1

Representations and Warranties — As a material inducement to the Purchaser Panics and with the knowledge and intention that the Purchaser Parties will rely thereon in entering into this Agreement, the Vendor and Quartz Mountain, jointly and severally represent and warrant to the Purchaser Parties, as representations and warranties that are true and correct as at the date hereof, that:

(a)

each is a corporation validly subsisting under the laws of the jurisdiction of its incorporation;

(b)

all requisite corporate acts and proceedings have been done and taken with respect to entering into this Agreement;

(c)

each has the requisite corporate power and authority to enter into this Agreement and to perform its obligations thereunder;

(d)

this Agreement has been duly and validly executed and delivered and constitutes a legal, valid and binding obligation enforceable against each party in accordance with its terms;

(e)

the Property is valid and in good standing;

(f)

each has not entered into any other agreement with respect to its interest in and to the Property that is currently valid and outstanding, and there are no leases, liens, encumbrances, mortgages, or other security interests in connection with the Property;

(g)

no other person or entity is claiming an interest in and through the Property or the minerals covered thereunder;

(h)

no obligations for the payment of rentals or royalties exist with respect to the Property;

(i)

there are no actions. suits, claims, proceedings, litigation or investigations pending or threatened against it that relate to any of the Property, or that could, if

(j)

continued, adversely affect its ability to fulfill its obligations undertaken hereunder or the Purchaser Parties ability to exercise its rights granted hereunder;

(j)

it has complied with all applicable laws, statutes, regulations and ordinances, in conducting its operations on the Property;

(k)

to the best knowledge of the Vendor Parties, the Property is not subject to any condition that could result in recovery by any governmental agency or private party of remedial or removal costs, natural resources damages, property damages, damages for personal injuries or other costs, expenses, damages or injunctive relief arising from any alleged injury or threat of injury to health, safety or the environment resulting from or relating to the operations of the Vendor Parties; and

(l)

to the best knowledge of the Vendor Parties, the Property is not subject to any condition that could result in recovery by any governmental agency or private party of remedial or removal costs, natural resources damages, property damages, damages for personal injuries or other costs. Expenses, damages or injunctive relief arising from any alleged injury or threat of injury to health, safety or the environment resulting from or relating to the operations of any other party that conducted work on the Property except for numerous historic, small scale, open cut mercury retorting sites.

7.

REPRESENTATIONS AND WARRANTIES OF PURCHASER PARTIES

7.1

Representations and Warranties - As a material inducement to the Vendor Parties, and with the knowledge and intention that the Vendor Parties will rely thereon in entering into to this Agreement, the Purchaser and Seabridge, jointly and severally represent and warrant to the Vendor Parties, as representations and warranties that are true and correct as at the date hereof, that:

(a)

each is a corporation validly subsisting under the laws of the jurisdiction of its incorporation;

(a)

all requisite corporate acts and proceedings have been done and taken with respect to entering into this Agreement;

(b)

each has the requisite corporate power and authority to enter Into this Agreement and to perform its obligations hereunder: and

(d)

this Agreement has been duly and validly executed and delivered and constitutes a legal, valid and binding obligation enforceable against each party in accordance with its terms.

8.

REPRESENTATIONS AND WARRANTIES OF SEABRIDGE

8.1

Representations and Warranties - As a material inducement to the Vender Parties, and with the knowledge and intention that the Vendor Parties will rely thereon in entering into to this Agreement, Seabridge represents and warrants to the Vendor Parties, as representations and warranties that are true and correct as at the date hereof, that:

(a)

Bankruptcy - Seabridge has not proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, or taken any proceeding to have a receiver appointed over its assets;

(b)

Authorized and Issued Capital - the authorized capital of Seabridge consists of 100,000,000 Common Shares without par value, of which 14,390,699 Common Shares were issued and outstanding at November 30, 2001 as fully paid and non-assessable shares;

(c)

Share Commitments - as at November 30, 2001 Seabridge did not have any outstanding agreements, subscriptions, warrants, options or commitments (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option or commitment) obligating Seabridge to issue additional Common Shares or other securities, except as follows;

(i)

500.000 Common Shares issuable in connection with the Hog Ranch acquisition upon certain conditions;

(ii)

Common Shares issuable in connection with the Grassy Mountain acquisition upon certain conditions;

(iii)

warrants to purchase 36,667 Common Shares at $1.25 per snare through September, 2002;

(iv)

warrants to purchase 666.667 Common Shares at $1.25 per share through December, 2002;

(v)

warrants to purchase.500.000 Common Shares at $2.00 per share through June, 2003:

(vi)

$2.000,000 in debentures convertible into common shares, including any unpaid or accrued interest, at $0.75 per share through November 2005; and

(vii)

stock options to acquire an aggregate of 1,337,000 Common Shares

(d)

Audited Financial Statements - the audited financial statements of Seabridge as of December 31, 2000, December 31, 1999 and August 31, 1999 (the "financial Statements") and other financial information of Seabridge present fairly the financial condition of Seabridge and the results of operations for the respective periods indicated in the said statements and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as otherwise stated in the notes to such statements;

(e)

Material Adverse Change. - there has been no Material Change adverse to Seabridge, in the business, operations, assets or ownership, financial or otherwise, of the Purchaser since December 31, 2000 except as disclosed in its public disclosure documents or as disclosed specifically in writing to the Vendor;

(f)

 Legal Proceedings - except as disclosed in Seabridge’s public disclosure documents or as disclosed specifically in writing to the Vendor, there are no liabilities instituted, pending. or to the best knowledge of Seabridge. threatened against or affecting Seabridge at law or in equity or before or by any governmental department. commission. board. bureau, agency or instrumentality, domestic or foreign;

(g)

Disclosure - the public disclosure documents of Seabridge contain full, true and plain disclosure of all material information relating to the Purchaser and its business, operations, assets and ownership;

(h)

Seabridge Shares - the Seabridge Shares will upon issuance and delivery be duly and validly authorized, allotted and issued to the Vendor Parties in compliance with all applicable corporate and securities Laws and will be fully paid and non-assessable;

(i)

Hold Period - the Seabridge Shares to be issued and delivered to the Vendor Parties will be subject to the minimum hold period in accordance with CDNX and British Columbia Securities laws;

(j)

Seabridge Warrants - the Seabridge Warrants to be issued and delivered to the Vendor Parties at the closing will upon issuance and delivery be duly and validly authorized, allotted and issued to the Vendor in compliance with all applicable corporate and securities Laws and will entitle the Vendor to purchase the Common Shares subject thereto on the terms set out in the Seabridge Warrant Certificate.

9.

ADDITIONAL COVENANTS OF VENDOR PARTIES

9.1

Covenants - The Vendor Parties each covenant and agree with the Purchaser Parties that:

(a)

Performance of Obligations - except with the prior written consent of the Purchaser Parties, the Vendor Parties shall not do or fail to do and shall not permit any members of the Vendor Parties to do or fail to do anything that will result in any of the representations or warranties set forth in Section 6.1 not being true and correct in all material respects on the Closing Date;

( b)

Indemnity - the Vendor Parties shall indemnify and save harmless the Purchaser Parties from and against any and all Liabilities which at any time or from time to time may be paid, incurred or suffered by or asserted against any of the Purchaser Parties in connection with. as a result of or arising out of:

(i)

any misrepresentation or untrue warranty on the part of the Vendor
Parties; or

(ii)

any branch, default or non-performance of any agreement or covenant to be performed by the Vendor Parties under this Agreement;

(a)

Care of Property - the Vendor Parties shall take reasonable care to protect and safeguard the Property until the Closing Date;

(b)

Property Records - as soon as reasonably practicable after the Closing, the Vendor Parties shall deliver all Property Records to the Purchaser at the Purchaser's cost at such place as may be agreed, provided that the Vendor Parties shall be entitled to retain copies of all such Property Records; and

(c)

CDNX Approval - The Vendor Parties shall seek the approval of the Canadian Venture Exchange for the transaction contemplated herein forthwith after execution of this Agreement.

10.

ADDITIONAL COVENANTS OF PURCHASER PARTIES

10.1

Covenants - The Purchaser Parties each covenant and agree with the Vendor that:

(a)

Performance of Obligations - except with the prior written consent of the Vendor

Parties, the Purchaser shall not do or fail to do anything that would result in any of the representations and warranties set forth in Sections 7.1 and 8.1 not being true and correct in all material respects on the Closing Date;

(b)

Indemnity - the Purchaser Parties shall indemnify and save harmless the Vendor

Parties from and against any and all Liabilities, which at any time or  from time to time may be paid, incurred, suffered by or asserted against any of the Vendor
Parties in connection with, as a result of or arising out of:

(i)

any misrepresentation or untrue warranty on the part of the Purchaser Parties; or

(ii)

any breach, default non-performance of any agreement or covenant to be performed by the Purchaser Parties under this Agreement; and

(c)

CDNX approval — the Purchaser Parties shall seek the approval of the Canadian Venture Exchange for the transaction contemplated herein forthwith after execution of this Agreement.

11.

 MUTUAL CONDITIONS PRECEDENT

11.1

Mutual Conditions Precedent - Notwithstanding anything herein contained, the obligation of each party to complete the sale of the Property and the transactions contemplated by this Agreement is conditional upon fulfillment of the following conditions precedent:

(a)

CDNX Approval - on or before the Closing Date, the Canadian Venture Exchange shall have given final notice of acceptance of the transactions contemplated by this Agreement; and

(b)

No Legal Proceedings - on the Closing Date, no injunction or restraining order of a court or administrative tribunal of competent jurisdiction shall be in effect which prohibits the transactions contemplated hereunder and no action or proceeding shall have been instituted and remain pending before any such court or administrative tribunal which prohibits the transactions contemplated hereby.

12.

CLOSING

 12.1

Closing - Subject to the terms and conditions hereof, the Closing shall be completed on the Closing Date at the Closing Time at the offices of Seabridge in Vancouver, British Columbia.

12.2

Deliveries by Vendor Parties at Closing - At the Closing Time, the Vendor Parties shall deliver or cause to be delivered to the Purchaser Parties:

(a)

such deeds of conveyance, bills of sale, transfers and assignments as may be required by the Purchaser Parties' Solicitors, acting reasonably, appropriate to vest good and marketable title to the Property in the Purchaser to the extent contemplated by this Agreement, and immediately registrable in all places where registration of such instruments is required;

(b)

such receipts and acknowledgments as may be required by the Purchaser's Solicitors, acting reasonably.

Deliveries by Purchaser Parties at Closing At the Closing Time, the Purchaser Parties shall deliver or cause to be delivered to the Vendor Parties:

(a)

a share certificate for the Seabridge Shares, duly issued and registered in the name of Quartz Mountain;

(b)

the Seabridge Warrant Certificate, duly issued and registered in the name of the Quartz Mountain:

(c)

the cheque payable to Quartz Mountain in the amount of USS 100,000; and

(d)

such receipts and acknowledgments as may be required by the Vendor Parties' Solicitors, acting reasonably.

13.

CONFIDENTIALITY

 13.1

Confidentiality - All information on concerning this Agreement, the transactions contemplated hereby and any matters arising from or in connection with this Agreement (including information concerning any party hereto) shall be treated as confidential by the parties hereto and shall not be disclosed by any party hereto to any other person, firm or corporation without the prior written consent of the Vendor

Parties, in the case of disclosure by the Purchaser Parties, or of the Purchaser Parties, in the case of disclosure by the Vendor  Parties, except to the extent that:

(a)

such disclosure may be necessary for the observance of any applicable Laws or stock exchange requirements;

(b)

such disclosure is reasonably necessary for the fulfillment or performance of the obligations of any such party under this Agreement or the implementation of the transactions contemplated hereby;

(c)

such information is reasonably required to be disclosed to the directors, officers, employees, agents, advisors, Affiliates or representatives (collectively "Representatives") of a party hereto;

(d)

such information is now or subsequently becomes lawfully part of the public domain other than as a result of disclosure by a party hereto or its Representatives;

(e)

such information was in the lawful possession of such party prior to disclosure of such information by the Vendor Parties (in the case of information possessed by the Purchaser Parties) or disclosure the Purchaser Parties in the case of information possessed by the Vendor Parties); or

(f)

such disclosure is necessary to enforce the rights of that party pursuant to this
Agreement.

Each party shall ensure that any information which is disclosed to or obtained by its Representatives pursuant to Section 13.1(c) shall be kept confidential by such Representatives.

13.2

Media Releases - Notwithstanding anything else contained herein, no party shall have, any news release concerning this Agreement or the transactions contemplated herein unless, in the case of a proposed news release by the Purchaser Parties, a copy of the proposed news release is given to the Vendor Parties and the Vendor Parties has consented thereto or, in the case of a proposed news release by the Vendor Parties, a copy of the proposed news release is given to the Purchaser Parties and the Purchaser Parties has consented thereto. The Purchaser Parties and Vendor Parties shall not be entitled to unreasonably withhold any such consent or, in view of any timely disclosure obligations which may be applicable, unreasonably delay the provision of such consent. The Vendor Parties and Purchaser Parties shall each use their best efforts to respond to any such request by the other party within 24 hours.

13.3 Confidentiality Agreement - The Confidentiality Agreement shall continue in full force and effect until the Closing, at which time such agreement shall cease to have any further force or effect.

14.

ASSIGNMENT OF INTEREST

14.1

Assignment After Closing Date- The Purchaser Parties may, at any time after the Closing Date and after all cash payments have been made, sell, transfer, assign, convey, mortgage, encumber or otherwise dispose of any or all of the Property or any interest of the Purchaser Parties therein, subject to section 14.2 hereof.

14.2

Permitted Assignment - Any sale, transfer, assignment, conveyance, mortgage. encumbrance or other disposition of any or all of the Property or any interest of the Purchaser Parties therein under section 14.1 shall be subject to the following conditions:

(a)

any purchaser or transferee of the Property or interest therein must agree in writing in favour of the Vendor Parties to be bound by and subject to the terms of this Agreement;

(b)

any mortgagee or other encumbrancer of the Property or interest therein must agree in writing in favour of the Vendor Parties to be bound by and subject to the terms of this Agreement if it takes possession of or forecloses on all or any part of the Property or interest therein, and must undertake to obtain an agreement in writing in favour of the Vendor Parties from any subsequent purchaser or transferee that such subsequent purchaser or transferee will be bound by the terms of this Agreement; and

(c)

any mortgage or encumbrance relating to the Property or any interest of the Purchaser Parties therein shall be subordinate to this Agreement.

15.

MISCELLANEOUS

 15.1

Relationship Between Parties - Nothing contained in this Agreement shall be deemed to constitute either party the partner of the other, nor except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship or relationship of confidence and trust between them. It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. No party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other, except as otherwise expressly provided herein.

15.2

Other Business Opportunities - Except as expressly provided in this Agreement, each party shall have the right independently to engage in and receive full benefits- from business activities, whether or not competitive with operations on the Property, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture or operation of either party and neither party shall have any obligation to the other with respect to any opportunity to acquire any property outside the exterior boundaries of the Property.

 15.3

Notice - Any notice or other communication required or permitted to be given hereunder by any party hereto to another party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail or telefaxed to, or delivered at the address of such other party at the address set out below or it such substitute address as the other party may from time to time direct in writing, and any such notice or other communication shall be deemed to have been received, if delivered, on the first business day following the date of delivery, if telefaxed during normal business hours, on the date of telefaxing, if telefaxed outside normal business hours, on the next, business day after the date of telefaxing, and if mailed, on the tenth business day after the date of mailing, provided that if at the time of such telefaxing or mailing there is in effect any industrial dispute, natural disaster or other event which may delay the receipt of such notice or other communication, the same shall only be effective if actually delivered:

To the Vendor or Quartz Mountain:

Quartz Mountain Resources Ltd.

800 West Pender Street. Suite 1020 Vancouver, B.C. V6C 2V6

Attention: President

Fax: 604-684-8092

To the Purchaser or Seabridge:

Seabridge Resources Inc.

172 King Street East - 3rd Floor Toronto, Ontario

M5A 1J3

Attention: President

Fax: 416-367-2711

15.4

Time of the Essence - Time is of the essence in regards to this Agreement.

15.5

Further Documents - Each party to this Agreement shall at the request of the other party execute and deliver any further deeds, bills of sale, assignments, endorsements, evidences of transfer and other documents and instruments and do all acts and things party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement and to carry out the transactions contemplated in this Agreement.

15.6

Severability - If any one or more of the provisions contained in this Agreement or any document or instrument delivered pursuant hereto should be invalid, illegal, or  unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15.7

Amendments - All amendments to this Agreement shall be in writing duly executed by each of the parties to this Agreement in the same manner and with the same formality as this Agreement is executed.

15.8

Survival - Except to the extent otherwise stated herein, the respective representations, warranties, covenants and agreements of the parties herein shall not merge and shall survive the Closing indefinitely.

15.9

Jurisdiction - This Agreement shall be governed by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and the parties hereby attorn to the non-exclusive jurisdiction of the Courts of the Province of British Columbia.

15.10

Entire Agreement - This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all prior communications, representations, negotiations, proposals and agreements, whether oral or written, with respect to the transactions contemplated in this Agreement, including the Letter of Intent.

15.11

Enurement - This Agreement shall enure to the benefit of and be binding upon each of the parties to this Agreement and their respective permitted successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

The Corporate Seal of QUARTZ	)
MOUNTAIN RESOURCES LTD. was	)
hereunto affixed in the presence of:	)
)
___/s/______________________	)	C/S
Authorized Signatory	)
)

The Corporate Seal of WAVECREST

)

RESOURCES INC., was hereunto affixed in

)

the presence of:

)

Authorized Signatory

SCHEDULE "A"
To the Asset Purchase and Sale and Royalty Agreement dated December 17 , 2001

NET SMELTER RETURNS ROYALTY

 1.

Definitions - For the purpose of this Schedule, "Agreement" shall mean the Asset Purchase and Sale and Royalty Agreement to which this Schedule is attached, "Owner" shall mean the party or parties paying a percentage of Net Smelter Returns pursuant to the Agreement. "Holder" shall mean the party or parties receiving a percentage of Net Smelter Returns pursuant to the Agreement and other capitalized terms shall have the meanings assigned to them in the Agreement.

Net Smelter Returns — For the purpose hereof, the term "filet Smelter Returns" shall, subject to paragraphs 3, 4, 5, and 6 below, mean gross revenues received from the sale by the Owner of all ore mined from the Property and from the sale by the Owner of concentrate, doré, metal and products derived from ore mined from the Property, after deduction of the following:

(a)

all smelting and refining costs, sampling, assaying and treatment charges and penalties including but not limited to metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser (including price participation charges by smelters and/or refiners); and

(b)

costs of handling, transporting, securing and insuring such material from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs; and

(c)

ad valorem taxes and taxes based upon sales or production, but not income taxes: and

(d)

marketing costs, including sales commissions, incurred in selling ore mined from Property and from concentrate, doré, metal and products derived from ore mined from the Property.

3.

Non-Arm's Length Revenue - Where revenue otherwise to be included under this Schedule is received by the Owner in a transaction with a party with whom it is not dealing at arm’s length, the revenue to be included shall be based on the fair market value under the circumstances and at the time of the transaction.

1.

Non-Arm's Length Costs - Where a cost otherwise deductible under this Schedule is incurred by the Owner in a transaction with a party with whom it is not dealing at arm's length, the cost to be deducted shall be the fair market cost under the circumstances and at the time of the transaction.

2.

Currency - For the purpose of determining Net Smelter Returns, all receipts and major disbursements will be calculated in U.S. dollars.

3.

Hedging - The Owner may, but shall not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Property and, except in the case where products are actually delivered and a sale is actually consummated under such price protection or speculative transactions, none of the revenues, costs, profits or losses from such transactions shall be taken into account in calculating Net Smelter Returns or any interest therein.

Commingling - If the Property is brought into commercial production, it may be operated as a single operation with other mining properties owned by third parties or in which the Owner has an interest, in which event, the parties agree that (notwithstanding separate ownership thereof) ores mined from the mining properties (including the Property) may be blended at the time of mining or at any time thereafter, provided, however, that, the respective mining properties shall bear and have allocated to them their .proportionate part of costs described in paragraphs 2(a) to 2(d) above incurred relating to the single operation, and shall have allocated to each of them the proportionate part of the revenues earned relating to such single operation. In making any such allocation, effect shall be given to the tonnages and location of ore and other material mined and beneficiated and the characteristics of such material including the metal content of ore removed from, and to any special charges relating particularly to ore, concentrates or other products or the treatment thereof derived from, any of such mining properties.

 8.

Sampling – The Owner shall ensure that reasonable practices and procedures are adopted and employed for weighing, determining moisture content, sampling and assaying and determining recovery factors.

9.

NSR Interest – The Net Smelter Return interest is one percent (1%) of Net Smelter Returns.

10.

Payments – Payments of a percentage of Net Smelter Returns shall be made to the Holder within forty-five (45) days after the end of each calendar quarter in which Net Smelter Returns, as determined on the basis of final adjusted invoices, are received by the Owner. All such payments shall be made in U.S. dollars.

11.

Calculations - After the year in which commercial production is commenced on the Property, the Holder receiving a percentage of Net Smelter Returns from the Owner shall be provided annually on or before April 1 with a copy of the calculation of Net Smelter Returns, determined in accordance with this Schedule, for the preceding calendar year, certified correct by the Owner.

12.

Audits – The Owner shall cause the Net Smelter Returns and the records relating thereto to be audited within the first quarter of each calendar year by a national firm of chartered accountants designated and paid by the Owner (which may be the auditor of the Owner) and:

(a)

copies of the audited reports shall be delivered to the Holder and the Owner by the chartered accounting firm;

(b)

either party shall have three (3) months after receipt of any audited report to object thereto in writing to the other party, and failing such objection, such report shall be deemed correct; and

(c)

in the event of a reaudit, all costs relating to such reaudit shall be paid by the Owner (if the original audit is found in error by a margin of 10% or more) or the Holder (if the original audit is found to be correct) and the Holder requested the reaudit.

13.

Rights of Parties - Nothing contained in the Agreement or any Schedule attached thereto shall be construed as conferring upon the Holder any right to or beneficial interest in the Property. The right to receive a percentage of Net Smelter Returns from the Owner as and when due is and shall be deemed to be a contractual right only. Furthermore, the right to receive a percentage of Net Smelter Returns by the Holder from the Owner as and when due shall not be deemed to constitute the Owner the partner, agent or legal representative of the Holder or to create any fiduciary relationship between them for any purpose whatsoever.

14.

Operations - The Owner shall be entitled to:

(a)

Make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate, doré, metal and products produced from the Property (for example. without limitation, the decision to process by heap leaching rather than conventional milling);

(a)

Make all decisions relating to sales of such ore, concentrate, doré, metal and products produced; and

(b)

Make all decisions concerning temporary or long-term cessation of operations.

1.

Reacquisitions — Notwithstanding the provisions of paragraph 14 of this Schedule, the Owner shall not relinquish, drop, abandon or allow any portion of the property to lapse without first notifying the Holder of the Owner's intention to do so and in such event the Holder shall have the right to acquire such portion of the property for its own account. In the event that after receiving such notification the Holder does not acquire such portion of the property, then such portion of the property will once again be subject to the obligation to pay Net Smelter returns.

2.

Annual Reports — Within one hundred and twenty (120) days following the end of each calendar year, the Owner shall provide the Holder with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year, together with a description of the activities and operations anticipated during the current year (including estimates of expenditures, production, ore reserves and any Net Smelter Returns payable).

3.

SCHEDULE "B"

To the Asset Purchase and Sale and Royalty Agreement dated December 17, 2001
THE PROPERTY

Unpatented Mining Claims

The following described lode mining claims located in Sections 24 through 28 and 33 through 36, T37S, R16E W.M.: Sections 19 and 29 through 32, T37S, R17E W.M.; Sections 1 through 3, 12 and 13, T38S, R16E W.M.: and Sections 4 through 8 and 18, T38S. R17E W.M., all in Lake County Oregon, the location notices of which are of record in the Office of the County Clerk and filed in the state office of the Bureau of Land Management as follows

			County			BLM
Claim	Claim No.	Location	Recording	Book	Page	Filing	ORMC
Name		Date	Date			Date	No.
4	1	07-05-56	09-04-56	11	4
SQUARES	amended	05-26-62 _	05-29-62	14	693	10-03-79	22755
	2	07-05-56	09-04-56	11	5
	amended	05-26-62	05-29-62	14	694	10-03-79	22756
	3	07-05-56	09-04-56	11	6
	amended	05-26-62	05-29-62	14	695	10-03-79	22757
	4	07-15-56	09-18-56	11	31
	amended	05-26-62	05-29-62	14	696	10-03-79	22758
	5	07-15-56	09-18-56	11	32
	amended	05-26-62	05-29-62	14	697	10-03-79	22759
	6	07-15-56	09-18-56	11	33
	amended	05-26-62	05-29-62	14	698	10-03-79	22760
	7	07-15-56	09-18-56	11	34
	amended	05-26-62	05-29-62	14	699	10-03-79	22761
	8	07-15-56	09-18-56	11	35
	amended	05-25-62	05-29-62	14	700	10-03-79	22762
ANGEL	7	07-30-56	10-05-56	11	66	--	22763
	8	07-30-56	10-05-56	11	67	--	22764
FH	5	08-12-81	08-24-81	23	179	09-01-81
	amended	07-23-83	09-01-83	25	418	09-23-83	45146
	6	08-12-81	08-24-81	23	180	09-01-81
	amended	07-23-83	09-01-83	25	420	09-23-83	45147
	7	08-12-81	08-24-81	23	181	09-01-81
	amended	07-23-83	09-01-83	25	422	09-23-83	45148
	8	08-12-81	08-24-81	23	182	09-01-81
	amended	07-23-83	09-01-83	25	424	09-23-83	45149
	9	08-12-81	08-24-81	23	183	09-01-81
	amended	07-23-83	09-01-83	25	426	09-23-83	45150
	10	08-12-81	08-24-81	23	184	09-01-81
	amended	07-23-83	09-01-83	25	428	09-23-83	45151
	11	08-12-81	08-24-81	23	185	09-01-81
	amended	07-23-83	09-01-83	25	430	09-23-83	45152
	12	08-12-81	08-24-81	23	186	09-01-81
	amended	07-23-83	09-01-83	25	432	09-23-83	45153
	14	08-12-81	08-24-81	23	185	09-01-81
	amended	07-23-83	09-01-83	25	436	09-23-83

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC
	amended	07-17-84	18-16-84	26	512	08-29-84	45155
	21	08-12-81	08-24-81	23	196	09-01-81
	amended	07-23-83	09-01-83	25	446	09-23-83	45162
	22	08-12-81	08-24-81	23	197	09-01-81
	amended	07-23-83	09-01-83	25	448	09-23-83
	amended	07-17-84	08-16-84	26	516	08-29-84	45163
	23	08-12-81	08-24-81	23	198	09-01-81
	amended	07-23-83	09-01-83	25	450	09-23-83	45164
	24	08-12-81	08-24-81	23	199	09-01-81
	amended	07-23-83	09-01-83	25	452	09-23-83	45165
	25	08-12-81	08-24-81	23	200	09-01-81
	amended	07-23-83	09-01-83	25	454	09-23-83	45166
	26	08-12-81	08-24-81	23	201	09-01-81
	amended	07-23-8 3	09-01-83	25	456	09-23-83	45167
	27	08-16-81	08-24-81	23	202	09-01-81
	amended	07-23-83	09-01-83	25	458	09-23-83	45168
	28	08-13-81	08-24-81	23	203	09-01-81
	amended	07-23-83	09-01-83	25	460	09-23-83
	amended	07-17-84	08-16-84	26	518	08-29-84	45169
	29	08-13-81	08-24-81	23	205	09-01-81
	amended	07-23-83	09-01-83	25	462	09-23-83	45170
	30	08-13-81	08-24-81	23	207	09-01-81
	amended	07-23-83	09-01-83	25	464	09-23-83	45171
	31	08-13-81	08-24-81	23	209	09-01-81
	amended	07-23-83	09-01-83	25	466	09-23-81	45172
	32	08-13-81	08-24-81	23	210	09-01-81
	amended	07-23-83	09-01-83	25	468	09-23-83	45173
	33	08-13-81	08-24-81	23	211	09-01-81
	amended	07-23-83	09-01-83	25	470	09-23-83	45174
	34	08-13-81	08-24-81	23	212	09-01-81
	amended	07-23-83	09-01-83	25	472	09-23-83	45175
	35	08-13-81	08-24-81	23	213	09-01-81
	amended	07-23-83	09-01-83	25	474	09-23-83	45176
	36	08-13-81	08-24-81	23	214	09-01-81
	amended	07-23-83	09-01-83	25	476	09-23-83
	amended —	07-17-84	08-16-84	26	520	08-29-84	45177
				23	269	09-01-81
	64	08-16-81	08-24-81
	amended	07-23-83	09-01-83	25	532	09-23-83	45205
	65	08-16-81	08-24-81	23	270	09-01-81
	amended	07-23-83	09-01-83	25	534	09-23-83	45206
	66	08-16-81	08-24-81	23	271	09-01-81
	amended	07-23-83	09-01-83	25	536	09-23-83
	amended	07-17-84	08-16-84	26	528	08-29-84	45207
NQTZ	108	02-01-85	02-22-85	26	757	03-15-85	81602
	110	02-01-85	02-22-85	26	758	03-15-85	81603
	143	02-01-85	02-22-85	27	6	03-15-85	81627
	144	02-01-85	02-22-85	27	7	03-15-85	81628
	145	02-01-85	02-22-85	27	8	03-15-85	81629
	146	02-01-85	02-22-85	27	9	03-15-85	81630
	147	02-01-85	02-22-85	27	10	03-15-85	81631

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page ....	B L M Filing Date	ORMC No.
	148	02-01-85	02-22-85	27	11	03-15-85	81632
	191	02-03-85	02-22-85	27	38	03-15-85	81659
	193	02-03-85	02-22-85	27	39	03-15-85	81661
QTZ	31	06-18-83	07-06-83	25	216	07-18-83	63755
	32	06-18-83	07-06-83	25 _	217	07-18-83	63756
	34	06-18-83	07-06-83	25	219	07-18-83	63758
	41	06-18-93	07-06-83 07-06-83	25	226	07-18-83	63765
	43	06-19-83	07-06-83	25	228	07-18-83	63767
	67	06-19-83	07-06-83	25	252	07-18-83	63791
	68	06-19-83	07-06-83	25	253	07-18-83	63792
	69	06-19-83	07-06-83	25	254	07-18-83	63793
	70	06-19-83	07-06-83	25	255	07-18-83	63794
	77	06-19-83	07-06-83	25	262	07-18-83	63801
	79	06-19-83	07-06-83	25	264	07-18-83	63803
TRA	1	07-23-83	09-01-83	25	400	09-23-83	66682
	2	07-23-83	09-01-83	25	401	09-23-83	66683
	3	07-23-83	09-01-83	25	402	09-23-83	66684
	4	07-23-83	09-01-83	25	403	09-23-83	66685
	5	07-23-83	09-01-83	25	404	09-23-83	66686
	6	07-23-83	09-01-83	25	405	09-23-83	66687
	7	07-23-83	09-01-83	25	406	09-23-83	66688
	8	07-23-83	09-01-83	25	407	09-23-83	66689

SCHEDULE "C"
To the Asset Purchase and Sale and Royalty Agreement dated December__, 2001
WARRANT CERTIFICATE
WARRANT TO PURCHASE COMMON SHARES
OF
SEABRIDGE RESOURCES INC.
(Incorporated under the laws of the Province of British Columbia)

THIS IS TO CERTIFY THAT, for value received, QUARTZ MOUNTAIN RESOURCES LTD., the Holder of this Warrant, is entitled to purchase:

TWO HUNDRED THOUSAND
(200,000)

non-assessable common shares of SEABRIDGE RESOURCES INC. (hereinafter called the

"Company"), as such shares were constituted on December __, 2001, at any time up to 5:00 p.m.

local time at the City of Vancouver, Province of British Columbia on December __, 2003 at and for a price of $0.90 per share, of lawful money of Canada, upon and subject to the terms and conditions attached hereto.

This warrant may not be transferred by the holder.

This Warrant may be exercised only at the offices of Computershare Investor Services Inc., Vancouver. British Columbia. This Warrant is not valid until countersigned by Computershare  Investor Services Inc.

SEABRIDGE RESOURCES INC.

COMPUTERSHARE INVESTORS SERVICES INC.

Per:

Per:

Director

DATE: December __, 2001

TERMS, CONDITIONS: AND INSTRUCTIONS

1.

The holder of this warrant may subscribe for the number of shares of the Company indicated on the face hereof.

2.

For each share purchased pursuant to this warrant on or before December __, 2003, payment must be made in the amount of $0.90 per share. All payments must be made in Canadian Funds, in cash or by certified cheque, bank draft or money order payable, at par, in Vancouver, British Columbia. If payment is made by way of an uncertified cheque the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn.

3.

To exercise the rights evidenced by this warrant this warrant with the following Subscription Form completed must be delivered or mailed to Computershare Investor Services Inc., 4th Floor, 510 Burrard Street. Vancouver, British Columbia, V6C 3B9, and received by that company.

4.

The rights evidenced by this warrant expire at 5:00 p.m. local time in Vancouver, British Columbia, no later than December__ , 2003.

5.

The rights evidenced by this warrant may not be transferred.

6.

If this warrant or the purchase price are forwarded by mail it is suggested that registered mail be used as neither the Company nor Computershare Investor Services Inc. will be responsible for any losses which occur through the use of mails.

7.

The rights evidenced by this warrant are to purchase common shares in the capital stock of the Company as they were constituted on December __, 2001. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Company by way of consolidation, merger, sub-division, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both the number of shares of the Company which may be purchased pursuant hereto or the price at which such shares may be purchased, by corresponding amounts, so that the right evidenced hereby shall thereafter be as reasonably as possible equivalent to those originally granted hereby. The Company shall have the sole and exclusive power to make adjustments as it considers necessary and desirable subject to CDNX policy, rules and regulations.

SUBSCRIPTION FORM

The Undersigned, holder of the within warrant, hereby subscribes for common shares of SEABRIDGE RESOURCES INC. If the number of shares purchased hereby does not exercise all of the rights evidenced by this warrant, the holder requests issuance and delivery to it at the following address of a new warrant evidencing the unused rights. The Undersigned directs that the shares hereby subscribed for be issued and delivered to it as follows:

Name                                                         Address

No. of Shares

DATED this

day of

, 200_.

Signature

Name (Please print)

SCHEDULE "D"
To the Asset Purchase and Sale and Royalty Agreement dated December _, 2001
SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made and entered into this

__day of December, 2001, from QUARTZ MOUNTAIN RESOURCES LTD., a corporation incorporated under the laws of the Province of British Columbia, Canada, at 800 West Pender Street, Suite 1020, Vancouver, British Columbia, V6C 2V6 and WAVECREST RESOURCES INC., a Delaware corporation, whose address is Suite 1020, 800 West Pender Street, Vancouver, British Columbia, V6C 2V6 (collectively, "Quartz Mountain") to SEABRIDGE GOLD CORPORATION, a Nevada corporation, whose address is ________________________("Seabridge").

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Quartz Mountain does hereby convey and specially warrant unto Seabridge all of its right, title and interest in and to those unpatented mining claims and millsites listed on Exhibit A attached hereto and incorporated herein by reference (the "Claims"), free and clear of all liens, claims and encumbrances arising by, through and under Quartz Mountain, except as set forth in that Asset Purchase and Sale and Royalty Agreement dated December  ______, 2001 among Quartz Mountain, Wavecrest, Seabridge, and Seabridge Resources, Inc.

TOGETHER WITH all lodes, ledges, veins and minerals bearing rock, both known and unknown, lying within the boundaries of the Claims, together with all dips, spurs, and angles, and all the ores, minerals, bearing quartz, rock and earth or other deposits therein or thereon and all of the rights, privileges and franchises thereto incident, and all and singular the tenements and hereditaments thereunto or in anywise appertaining, and the rents, issues and profits thereof; and also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of Quartz Mountain, of, in or to the Claims and every part and parcel thereof, including all after acquired title.

TO HAVE AND TO HOLD all and singular the claims, unto Seabridge, its successors and assigns forever.

IN WITNESS WHEREOF, Quartz Mountain has executed this Special Warranty Deed as of the date first set forth above.

WAVECREST RESOURCES INC., a Delaware corporation

By:

Name:

Title:

QUARTZ MOUNTAIN RESOURCES LTD. a British Columbia corporation

By:

Name:

Title:

EXHIBIT "A"

To the Special Warranty Deed dated December 2001
THE PROPERTY

Unpatented Mining Claims

The following described lode mining claims located in Sections 24 through 28 and 33 through 36, T37S, R16E W.M.; Sections 19 and 29 through 32, T37S, R17E W.M.; Sections 1 through 3, 12 and 13, T38S, R16E W.M.; and Sections 4 through 8 and 18, T38S, R17E W.M., all in Lake County Oregon, the location notices of which are of record in the Office of the County Clerk and filed in the state office of the Bureau of Land Management as follows

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC No.
4 SQUARES	1 amended	07-05-56 05-26-62	09-04-56 05-29-62	11 14	4 693	10-03-79	22755
	2 amended	07-05-56 05-26-62	09-04-56 05-29-62	11 14	5 694	10-03-79	22756
	3 amended	07-05-56 05-26-62	09-04-56 05-29-62	11 14	6 695	10-03-79	22757
	4 amended	07-15-56 05-26-62	09-18-56 05-29-62	11 14	31 696	10-03-79	22758
	5 amended	07-15-56 05-26-62	09-18-56 05-29-62	11 14	32 697	10-03-79	22759
	6 amended	07-15-56 05-26-62	09-18-56 05-29-62	11 14	33 698	10-03-79	22760
	7 amended	07-15-56 05-26-62	09-18-56 05-29-62	11 14	34 699	10-03-79	22761
	8 amended	07-15-56 05-25-62	09-18-56 05-29-62	11 14	35 700	10-03-79	22762
ANGEL	7 8	07-30-56 97-30-56	10-05-56 10-05-56	11 11	66 67	-- --	22763 22764
FH	5 amended	08-12-81 07-23-83	08-24-51 09-01-83	23 25	179 418	09-01-81 09-23-83	45146
	6 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	180 420	09-01-81 09-23-83	45147
	7 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	181 422	09-01-81 09-23-83	45148
	8 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	182 424	09-01-81 09-23-83	45149
	9 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	183 426	09-01-81 09-23-83	45150
	10 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	184 428	09-01-81 09-23-83	45151
	11 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	185 430	09-01-81 09-23-83	45152
	12 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	186 432	09-01-81 09-23-83	45153
	14	08-12-81	08-24-81	23	188	09-01-81

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC No.
	amended amended	07-23-83 07-17-84	09-01-83 18-16-84	25 26	436 512	09-23-83 08-29-84	45155
	21 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	196 446	09-01-81 09-23-83	45162
	22 amended amended	08-12-81 07-2343 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	197 448 516	09-01-81 09-23-83 08-29-84	45163
	23 amended	08-12-81 07-2343	08-24-81 09-01-83	23 25	198 450	09-01-81 09-23-83	45164
	24 amended	08-12-81 07-2343	08-24-8 1 09-01-83	23 25	199 452	09-01-81 09-23-83	45165
	25 amended	08-12-81 07-2343	08-24-81 09-01-83	23 25	200 454	09-01-81 09-23-83	45166
	26 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	201 456	09-01-81 09-23-83	45167
	27 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	202 458	09-01-81 09-23-83	45168
	28 amended amended	08-1341 07-2343 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	203 460 518	09-01-81 09-23-83 08-29-84	45169
	29 amended	08-1341 07-23-83	08-24-81 09-01-83	23 25	205 462	09-01-81 09-23-83	45170
	30 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	207 464	09-01-81 09-23-83	45171
	31 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	209 466	09-01-81 09-23-83	45172
	32 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 .25	210 468	09-01-81 09-23-83	45173
	33 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	211 470	09-01-81 09-23-83	45174
	34 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	212 472	09-01-81 09-23-83	45175
	35 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	213 474	09-01-81 09-23-83	45176
	36 amended amended	08-13-81. 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	214 476 520	09-01-81 09-23-83 08-29-84	45177
	64 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	269 532	09-01-81 09-23-83	45205
	65 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	270 534	09-01-81 09-23-83	45206
	66 amended amended	08-16-81 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	271 536 528	09-01-81 09-23-83 08-29-84	45207
N QTZ	108	02-01-85	02-22-85	26	757	03-15-85	81602
	110	02-01-85	02-22-85	26	758	03-15-85	81603
	143	02-01-85	02-22-85	27	6	03-15-85	81627
	144	02-01-85	02-22-85	27	7	03-15-85	81628
	145	02-01-85	02-22-85	27	8	03-15-85	81629
	146	02-01-85	02-22-85	27	9	03-15-85	81630
	147	02-01-85	02-22-85	27	10	03-15-85	81631

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC No.
	148	02-01-85	02-22-85	27	11	03-15-85	81632
	191	02-03-85	02-22-85	27	38	03-15-85	81659
	193	02-03-85	02-22-85	27	39	03-15-85	81661
QTZ	31	06-18-83	07-06-83	25	216	07-18-83	63755
	32	06-18-83	07-06-83	25	217	07-18-83	63756
	34	06-18-83	07-06-83	25	219	07-18-83	63758
	41	06-18-93	07-06-83	25	226	07-18-83	63765
	43	06-19-83	07-06-83	25	228	07-18-83	63767
	67	06-19-83	07-06-83	25	252	07-18-83	63791
	68	06-19-83	07-06-83	25	253	07-18-83	63792
	69	06-19-83	07-06-83	25	254	07-18-83	63793
	70	06-19-83	07-06-83	25	255	07-18-83	63794
	77	06-19-83	07-06-83	25	262	07-18-83	63801
	79	06-19-83	07-06-83	25	264	07-18-83	63803
TRA	1	07-23-83	09-01-83	25	400	09-23-83	66682
	2	07-23-83	09-01-83	25	401	09-23-83	66683
	3	07-23-83	09-01-83	25	402	09-23-83	66684
	4	07-23-83	09-01-83	25	403	09-23-83	66685
	5	07-23-83	09-01-83	25	404	09-23-83	66686
	6	07-23-83	09-01-83	25	405	09-23-83	66687
	7	07-23-83	09-01-83	25	406	09-23-83	66688
	8	07-23-83	09-01-83	25	407	09-23-83	66689

ROYALTY AGREEMENT

THIS AGREEMENT is made as of December 18, 2001. BETWEEN:

SEABRIDGE RESOURCES INC.,

a corporation subject to the laws of the Province of British Columbia

SEABRIDGE GOLD CORPORATION,

a Nevada corporation wholly owned by Seabridge

(hereinafter collectively referred to as "Seabridge");

And

WILLIAM M. SHERIFF, an individual residing in Dallas, Texas (hereinafter called "Sheriff')

WHEREAS:

A.

Seabridge has acquired a 100% interest in the Quartz Mountain Gold Project (the "Property") more fully described in Schedule A; and

B.

Sheriff assisted Seabridge in negotiating and concluding the acquisition of the Property; and

C.

Seabridge has agreed to pay Sheriff a finders fee in the form of a net smelter royalty interest in the Property pursuant to the terms and conditions set forth herein.

IN CONSIDERATION of the premises and the mutual covenants in this Agreement, and of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each Party), the Parties agree as follows:

1.

INTERPRETATION

1.1

Definitions - In this Agreement, unless there is something in the subject matter or context inconsistent therewith or unless specifically otherwise provided, the following terms shall have the following meanings:

(a)

Affiliate shall have the meaning ascribed to such term in the Canadian Business Corporations Act (Canada) as amended to the date hereof;

(b)

Agreement means this royalty agreement and all attached schedules, as supplemented, amended, restated or replaced from time to time;

(c)

(a)

Approvals means all approvals of any Governmental or Regulatory Authority and any third party required to effectively complete the transactions contemplated by this Agreement;

(b)

Business Day means any calendar day other than a Saturday or Sunday or any day that is a statutory or civic holiday in Vancouver, British Columbia;

(c)

NSR Royalty means the net smelter returns royalty payable to Sheriff as provided in Part 4 hereof and Schedule "B" hereto;

(f)

Property means the mining claims listed in Schedule "A" to this Agreement;

1.2

Interpretation - For the purposes of this Agreement (including Section 1.1), except as otherwise expressly provided:

(a)

Schedules and Ancillary Documents - "this Agreement" means this Agreement, including the Schedules hereto, and any agreement, document or instrument entered into, made or delivered pursuant to the terms hereof, as the same may from time to time be supplemented or amended and in effect;

(b)

Section - all references in this Agreement to a designated "Part", "Section", "Paragraph" or other subdivision or to a Schedule are references to the designated Part, Section, Paragraph or other subdivision of, or Schedule to, this Agreement;

(c)

Whole Agreement - the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Part, Section, Paragraph or other Subdivision or Schedule unless the context or subject matter otherwise requires;

(d)

Headings - the insertion of headings is for convenience of reference only and is not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof;

(e)

Number and Gender - the singular of any term includes the plural, and vice versa, and use of any term is generally applicable to either gender and where applicable, a body corporate, firm or other entity;

(f)

Currency - unless otherwise indicated, all references in this Agreement to dollars are to United States dollars;

(g)

Business Days - in the event that any date on which any action is required to be taken hereunder by any of the parties hereto is a Saturday, Sunday or a general civic holiday in British Columbia, such action shall be required to be taken on the next succeeding day which is not a Saturday, Sunday or civic holiday in British Columbia;

(h)

Statutes - all references to statues include any regulations or rules made pursuant thereto;

(i)

Non-Limiting - the word "including" is not limiting whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto and no covenant, agreement, acknowledgment or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement shall limit or otherwise restrict the meaning, generality or interpretation of any other covenant, agreement, acknowledgement or other provision contained in any Part, Section, paragraph or other subdivision of this Agreement unless expressly stated;

1.3

Schedules - The following schedules are incorporated into and form part of this
Agreement:

Schedule "A"

-

The Property

Schedule "B"

-

Net Smelter Returns Royalty

 2.

NET SMELTER RETURNS ROYALTY - Seabridge shall pay to Sheriff a one-half of one percent (0.5%) net smelter return royalty (the "NSR Royalty") from all ore mined from the Property, all as more particularly set forth in Schedule "B" hereto.

ADVANCED MINIMUM NET SMELTER ROYALTY PAYMENTS — Seabridge shall pay to Sheriff advanced minimum net smelter royalty payments as follows:

US$7,500 on execution of this Agreement, and US$5,000 on or before December 18, 2002.

 4.

NO AREA OF INTEREST - There shall be no area of interest associated with this Agreement or the NSR Royalty other than the land described in Exhibit A. Seabridge shall be free to acquire lands and interests in land and to locate mining claims immediately surrounding the Property without any further obligation to the Vendor Parties. Except for the limitations placed on Sheriff pursuant to his interest in Pacific Intermountain Gold Company ("PIGCO"), Sheriff shall be free to acquire lands and interests in land and to locate mining claims immediately surrounding the Property without any further obligation to Seabridge.

5.

REPRESENTATIONS AND WARRANTIES OF SEABRIDGE — Seabridge Resources Inc. and Seabridge Gold Corporation represent and warrant to Sheriff that:

(a)

each is a corporation validly subsisting under the laws of the jurisdiction of its incorporation;

(b)

all requisite corporate acts and proceedings have been done and taken with respect to entering into this Agreement;

(c)

each has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder; and

(d)

(d)

this Agreement has been duly and validly executed and delivered and constitutes a legal, valid and binding obligation enforceable against each party in accordance with its terms.

6.

MISCELLANEOUS

 6.1

Relationship Between Parties - Nothing contained in this Agreement shall be deemed to constitute either party the partner of the other, nor except as otherwise herein expressly provided, to constitute either party the agent or legal representative of the other, nor to create any fiduciary relationship or relationship of confidence and trust between them. It is not the intention of the parties to create, nor shall this Agreement be construed to create, any mining, commercial or other partnership. No party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other, except as otherwise expressly provided herein.

 6.2

Other Business Opportunities - Except as previously agreed by each Party as shareholders in PIGCO and as expressly provide for in this Agreement, each party shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with operations on the Property, without consulting the other. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture or operation of either party and neither party shall have any obligation to the other with respect to any opportunity to acquire any property outside the exterior boundaries of the Property.

 6.3

Notice - Any notice or other communication required or permitted to be given hereunder by any party hereto to another party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail or telefaxed to, or delivered at, the address of such other party at the address set out below or at such substitute address as the other party may from time to time direct in writing, and any such notice or other communication shall be deemed to have been received, if delivered, on the first business day following the date of delivery, if telefaxed during normal business hours, on the date of telefaxing, if telefaxed outside normal business hours, on the next business day after the date of telefaxing, and if mailed, on the tenth business day after the date of mailing, provided that if at the time of such telefaxing or mailing there is in effect any industrial dispute, natural disaster or other event which may delay the receipt of such notice or other communication, the same shall only be effective if actually delivered:

To Sheriff

William M. Sheriff 3619 Janlyn

Dallas, Texas 75234 Fax: (775) 248-6646

To Seabridge:

Seabridge Resources Inc.

172 King Street East - 3rd Floor

Toronto, Ontario M5A 1J3

Attention: President Fax: 416-367-2711

6.4

Time of the Essence - Time is of the essence in regards to this Agreement.

 6.5

Further Documents - Each party to this Agreement shall at the request of the other party execute and deliver any further deeds, bills of sale, assignments, endorsements, evidences of transfer and other documents and instruments and do all acts and things as the other party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement and to carry out the transactions contemplated in this Agreement.

 6.6

Severability - If any one or more of the provisions contained in this Agreement or any document or instrument delivered pursuant hereto should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

 6.7

Amendments - All amendments to this Agreement shall be in writing duly executed by each of the parties to this Agreement in the same manner and with the same formality as this Agreement is executed.

 6.8

Survival - Except to the extent otherwise stated herein, the respective representations, warranties, covenants and agreements of the parties herein shall not merge and shall survive the Closing indefinitely.

 6.9

Jurisdiction - This Agreement shall be governed by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and the parties hereby attorn to the non-exclusive jurisdiction of the Courts of the Province of British Columbia.

6.10

Entire Agreement - This Agreement constitutes the entire agreement between the parties to this Agreement and supersedes all prior communications, representations, negotiations, proposals and agreements, whether oral or written, with respect to the transactions contemplated in this Agreement, including the Letter of Intent.

6.11

Enurement - This Agreement shall enure to the benefit of and be binding upon each of the parties to this Agreement and their respective permitted successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

Seabridge Resources Inc.

Witness

By: Rudi P. Fronk

Seabridge Gold Corporation

Witness

By: Rudi P. Fronk

SCHEDULE "A"

THE PROPERTY

Unpatented Mining Claims

The following described lode mining claims located in Sections 24 through 28 and 33 through 36, T37S, R16E W.M.; Sections 19 and 29 through 32, T37S, R17E W.M.; Sections 1 through 3, 12 and 13, T38S, R16E W.M.; and Sections 4 through 8 and 18, T38S, R17E W.M., all in Lake County Oregon, the location notices of which are of record in the Office of the County Clerk and filed in the state office of the Bureau of Land Management as follows

			County			BLM
Claim	Claim No.	Location	Recording	Rook	Page	Filing	ORMC
Name		Date	Date			D	No.
4	1	07-05-56	09-04-56	11	4
SQUARES	amended	05-26-62	05-29-62	14	693	10-03-79	22755
	2	07-05-56	09-04-56	11	5
	amended	05-26-62	05-29-62	14	694	10-03-79	22756
	3	07-05-56	09-04-56	11	6
	amended	05-26-62	05-29-62	14	695	10-03-79	22757
	4	07-15-56	09-18-56	11	31
	amended	05-26-62	05-29-62	14	696	10-03-79	22758
	5	07-15-56	09-18-56	11	32
	amended	05-26-62	05-29-62	14	697	10-03-79	22759
	6	07-15-56	09-18-56	11	33
	amended	05-26-62	05-29-62	14	698	10-03-79	22760
	7	07-15-56	09-18-56	11	34
	amended	05-26-62	05-29-62	14	699	10-03-79	22761
	8	07-15-56	09-18-56	11	35
	amended	05-25-62	05-29-62	14	700	10-03-79	22762
ANGEL	7	07-30-56	10-05-56	11	66	--	22763
	8	97-30-56	10-05-56	11	67	--	22764
FH	5	08-12-81	08-24-81	23	179	09-01-81
	amended	07-23-83	09-01-83	25	418	09-23-83	45146
	6	08-12-81	08-24-81	23	180	09-01-81
	amended	07-23-83	09-01-83	25	420	09-23-83	45147
	7	08-12-81	08-24-81	23	181	09-01-81
	amended	07-23-83	09-01-83	25	422	09-23-83	45148
	8	08-12-81	08-24-81	23	182	09-01-81
	amended	07-23-83	09-01-83	25	424	09-23-83	45149
	9	08-12-81	08-24-81	23	183	09-01-81
	amended	07-23-83	09-01-83	25	426	09-23-83	45150
	10	08-12-81	08-24-81	23	184	09-01-81
	amended	07-23-83	09-01-83	25	428	09-23-83	45151
	11	08-12-81	08-24-81	23	185	09-01-81
	amended	07-23-83	09-01-83	25	430	09-23-83	45152
	12	08-12-81	08-24-81	23	186	09-01-81
	amended	07-23-83	09-01-83	25	432	09-23-83	45153
	14	08-12-81	08-24-81	23	188	09-01-81
	amended	07-23-83	09-01-83	25	436	09-23-83
	amended	07-17-84	18-16-84	26	512	08-29-84	45155

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC No.
	21 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	196 446	09-01-81 09-23-83	45162
	22 amended amended	08-12-81 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	197 448 516	09-01-81 09-23-83 08-29-84	45163
	23 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	198 450	09-01-81 09-23-83	45164
	24 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	199 452	09-01-81 09-23-83	45165
	25 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	200 454	09-01-81 09-23-83	45166
	26 amended	08-12-81 07-23-83	08-24-81 09-01-83	23 25	201 456	09-01-81 09-23-83	45167
	27 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	202 458	09-01-81 09-23-83	45168
	28 amended amended	08-13-81 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	203 460 518	09-01-81 09-23-83 08-29-84	45169
	29 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	205 462	09-01-81 09-23-83	45170
	30 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	207 464	09-01-81 09-23-83	45171
	31 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	209 466	09-01-81 09-23-83	4.5172
	32 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	210 468	09-01-81 09-23-83	45173
	33 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	211 470	09-01-81 09-23-83	45174
	34 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	212 472	09-01-81 09-23-83	45175
	35 amended	08-13-81 07-23-83	08-24-81 09-01-83	23 25	213 474	09-01-81 09-23-83	45176
	36 amended amended	08-13-81 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	214 476 520	09-01-81 09-23-83 08-29-84	45177
	64 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	269 532	09-01-81 09-23-83	45205
	65 amended	08-16-81 07-23-83	08-24-81 09-01-83	23 25	270 534	09-01-81 09-23-83	45206
	66 amended amended	08-16-81 07-23-83 07-17-84	08-24-81 09-01-83 08-16-84	23 25 26	271 536 528	09-01-81 09-23-83 08-29-84	45207
NQTZ	108	02-01-85	02-22-85	26	757	03-15-85	81602
	110	02-01-85	02-22-85	26	758	03-15-85	81603
	143	02-01-85	02-22-85	27	6	03-15-85	81627
	144	02-01-85	02-22-85	27	7	03-15-85	81628
	145	02-01-85	02-22-85	27	8	03-15-85	81629
	146	02-01-85	02-22-85	27	9	03-15-85	81630
	147	02-01-85	02-22-85	27	10	03-15-85	81631
	148	02-01-85	02-22-85	27	11 ~	03-15-85	81632

Claim Name	Claim No.	Location Date	County Recording Date	Book	Page	BLM Filing Date	ORMC No.
	191	02-03-85	02-22-85	27	38	03-15-85	81659
	193	02-03-85	02-22-85	27	39	03-15-85	81661
QTZ	31	06-18-83	07-06-83	25	216	07-18-83	63755
	32	06-18-83	07-06-83	25	217	07-18-83	63756
	34	06-18-83	07-06-83	25	219	07-18-83	63758
	41	06-18-93	07-06-83	25	226	07-18-83	63765
	43	06-19-83	07-06-83	25	228	07-18-83	63767
	67	06-19-83	07-06-83	25	252	07-18-83	63791
	68	06-19-83	07-06-83	25	253	07-18-83	63792
	69	06-19-83	07-06-83	25	254	07-18-83	63793
	70	06-19-83	07-06-83	25	255	07-18-83	63794
	77	06-19-83	07-06-83	25	262	07-18-83	63801
	79	06-19-83	07-06-83	25	264	07-18-83	63803
TRA	1	07-23-83	09-01-83	25	400	09-23-83	66682
	2	07-23-83	09-01-83	25	401	09-23-83	66683
	3	07-23-83	09-01-83	25	402	09-23-83	66684
	4	07-23-83	09-01-83	25	403	09-23-83	66685
	5	07-23-83	09-01-83	25	404	09-23-83	66686
	6	07-23-83	09-01-83	25	405	09-23-83	66687
	7	07-23-83	09-01-83	25	406	09-23-83	66688
	8	07-23-83	09-01-83	25	407	09-23-83	66689

SCHEDULE "B"
NET SMELTER RETURNS ROYALTY

 1. Definitions – For the purpose of this Schedule, "Agreement" shall mean the Royalty Agreement to which this Schedule is attached, "Owner" shall mean the party or parties paying a percentage of Net Smelter Returns pursuant to the Agreement. "Holder" shall mean the party or parties receiving a percentage of Net Smelter Returns pursuant to the Agreement and other capitalized terms shall have the meanings assigned to them in the Agreement.

 2. Net Smelter Returns – For the purpose hereof, the term "Net Smelter Returns" shall, subject to paragraphs 3, 4, 5, and 6 below, mean gross revenues received from the sale by the Owner of all ore mined from the Property and from the sale by the Owner of concentrate, doré, metal and products derived from ore mined from the Property, after deduction of the following:

(a)

all smelting and refining costs, sampling, assaying and treatment charges and penalties including but not limited to metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser (including price participation charges by smelters and/or refiners); and

(b)

costs of handling, transporting, securing and insuring such material from the Property or from a concentrator, whether situated on or off the Property, to a smelter, refinery or other place of treatment, and in the case of gold or silver concentrates, security costs; and

(c)

ad valorem taxes and taxes based upon sales or production, but not income taxes; and

(d)

marketing costs, including sales commissions, incurred in selling ore mined from the Property and from concentrate, doré, metal and products derived from ore mined from the Property.

3.

Non-Arm's Length Revenue – Where revenue otherwise to be included under this Schedule is received by the Owner in a transaction with a party with whom it is not dealing at arm's length, the revenue to be included shall be based on the fair market value under the circumstances and at the time of the transaction.

 4.

Non-Arm's Length Costs – Where a cost otherwise deductible under this Schedule is incurred by the Owner in a transaction with a party with whom it is not dealing at arm's length, the cost to be deducted shall be the fair market cost under the circumstances and at the time of the transaction.

5.

Currency – For the purpose of determining Net Smelter Returns, all receipts and major disbursements will be calculated in U.S. dollars.

 6.

Hedging – The Owner may, but shall not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Property and, except in the case where products are actually delivered and a sale is actually consummated under such price protection or speculative transactions, none of the revenues, costs, profits or losses from such transactions shall be taken into account in calculating Net Smelter Returns or any interest therein.

 7.

Commingling – If the Property is brought into commercial production, it may be operated as a single operation with other mining properties owned by third parties or in which the Owner has an interest, in which event, the parties agree that (notwithstanding separate ownership thereof) ores mined from the mining properties (including the Property) may be blended at the time of mining or at any time thereafter, provided, however, that the respective mining properties shall bear and have allocated to them their proportionate part of costs described in paragraphs 2(a) to 2(d) above incurred relating to the single operation, and shall have allocated to each of them the proportionate part of the revenues earned relating to such single operation. In making any such allocation, effect shall be given to the tonnages and location of ore and other material mined and beneficiated and the characteristics of such material including the metal content of ore removed from, and to any special charges relating particularly to ore, concentrates or other products or the treatment thereof derived from, any of such mining properties.

 8.

Sampling – The Owner shall ensure that reasonable practices and procedures are adopted and employed for weighing, determining moisture content, sampling and assaying and determining recovery factors.

9.

NSR Interest – The Net Smelter Return interest is one-half of one percent (0.5%) of Net Smelter Returns.

10.

Payments – Payments of a percentage of Net Smelter Returns shall be made to the Holder within forty-five (45) days after the end of each calendar quarter in which Net Smelter Returns, as determined on the basis of final adjusted invoices, are received by the Owner. All such payments shall be made in U.S. dollars.

11.

Calculations – After the year in which commercial production is commenced on the Property, the Holder receiving a percentage of Net Smelter Returns from the Owner shall be provided annually on or before April 1 with a copy of the calculation of Net Smelter Returns, determined in accordance with this Schedule, for the preceding calendar year, certified correct by the Owner.

12.

Audits – The Owner shall cause the Net Smelter Returns and the records relating thereto to be audited within the first quarter of each calendar year by a national firm of chartered accountants designated and paid by the Owner (which may be the auditor of the Owner) and:

(a)

copies of the audited reports shall be delivered to the Holder and the Owner by the chartered accounting firm;

(b)

either party shall have three (3) months after receipt of any audited report to object thereto in writing to the other party, and failing such objection, such report shall be deemed correct; and

(c)

in the event of a reaudit, all costs relating to such reaudit shall be paid by the Owner (if the original audit is found in error by a margin of 10% or more) or the Holder (if the original audit is found to be correct) and the Holder requested the reaudit.

13.

Rights of Parties – Nothing contained in the Agreement or any Schedule attached thereto shall be construed as conferring upon the Holder any right to or beneficial interest in the Property. The right to receive a percentage of Net Smelter Returns from the Owner as and when due is and shall be deemed to be a contractual right only. Furthermore, the right to receive a percentage of Net Smelter Returns by the Holder from the Owner as and when due shall not be deemed to constitute the Owner the partner, agent or legal representative of the Holder or to create any fiduciary relationship between them for any purpose whatsoever.

14.

Operations – The Owner shall be entitled to:

(a)

Make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate, doré, metal and products produced from the Property (for example, without limitation, the decision to process by heap leaching rather than conventional milling);

(b)

Make all decisions relating to sales of such ore, concentrate, doré, metal and products produced; and

(c)

Make all decisions concerning temporary or long-term cessation of operations.

1.

Reacquisitions – Notwithstanding the provisions of paragraph 14 of this Schedule, the Owner shall not relinquish, drop, abandon or allow any portion of the property to lapse without first notifying the Holder of the Owner's intention to do so and in such event the Holder shall have the right to acquire such portion of the property for its own account. In the event that after receiving such notification the Holder does not acquire such portion of the property, then such portion of the property will once again be subject to the obligation to pay Net Smelter returns.

2.

Annual Reports – Within one hundred and twenty (120) days following the end of each calendar year, the Owner shall provide the Holder with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year, together with a description of the activities and operations anticipated during the current year (including estimates of expenditures, production, ore reserves and any Net Smelter Returns payable).

3.

AMENDING AGREEMENT

THIS AGREEMENT effective the 5th day of July, 2003 BETWEEN:

Seabridge Gold Corporation, a Nevada corporation and

Seabridge Gold Inc., a Canadian corporation (hereinafter collectively called "SEABRIDGE")

AND:

William M. Sheriff, an individual residing in Dallas, Texas (hereinafter called "Sheriff')

WHEREAS SEABRIDGE and Sheriff entered into a Royalty Agreement dated December 18th, 2001 covering the Quartz Mountain Project in Lake County, Oregon.

The Parties have agreed to the following amendment.

NOW THEREFORE for good and valuable consideration the parties agree that the Royalty Agreement is amended as follows:

1.

Section 4, which previously indicated that there would be no area of interest, is hereby amended to include an area of interest extending 2 miles from the exterior perimeter of the land described in Exhibit A.

2.

All other terms and conditions of the Royalty Agreement remain unchanged.

Seabridge Gold Corporation

Seabridge Gold Inc.

William M. Sheriff

/s/___________________________

/s/________________________

Rudi P. Fronk, President